UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  December 15, 2011

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53173	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Broadway, 6th Floor

Cambridge, MA 02139

 (Address of principal executive offices) (Zip Code)

(617) 551-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2011, Radius Health, Inc. (“Radius” or the “Company”) entered into an amendment (the “Ipsen Amendment”) to the Pharmaceutical Development Agreement (the “Pharmaceutical Development Agreement”), dated as of January 2, 2006, as amended on each of January 1, 2007, January 1, 2009 and June 16, 2010, between the Company and Beaufour Ipsen Industrie SAS.  The Pharmaceutical Development Agreement is contemplated by the terms of that certain License Agreement (the “License Agreement”), entered into as of September 27, 2005, between the Company and SCRAS SAS, a French corporation on behalf of itself and its affiliates (collectively, “Ipsen”).

The Pharmaceutical Development Agreement provides for the supply of quantities of licensed product for use in certain clinical trials. Beaufour Ipsen Industrie SAS is responsible for the supply of the Company’s BA058 Injection product in liquid form in a multi-dose cartridge for use in a pen delivery device. The multi-dose cartridges are manufactured for Beaufour Ipsen Industrie SAS by VETTER Pharma Ferigung GmbH & Co (“Vetter”) under a separate agreement between those parties, and the BA058 active pharmaceutical ingredient is manufactured by Lonza Group Ltd. (“Lonza”) for Radius and is delivered to Vetter for vialing in the multi-dose cartridges. The Pharmaceutical Development Agreement expires upon the completion of the work plan entered into thereunder (the “Work Plan”) unless it is sooner terminated. Pursuant to the Ipsen Amendment, Radius and Beaufour Ipsen Industrie SAS have agreed to further extend the duration and scope of the Work Plan such that Beaufour Ipsen Industrie SAS will test and release extra Phase III batches and run stability studies for an aggregate additional cost of up to €290,000.

The preceding descriptions of the License Agreement, the Pharmaceutical Development Agreement, the Work Plan and the Ipsen Amendment are qualified in their entirety by reference to the full text of the License Agreement, the Pharmaceutical Development Agreement, the Work Plan and the Ipsen Amendment, copies of which were filed as or included with Exhibits to the Company’s Current Report on Form 8-K/A filed on October 24, 2011 or are filed as an Exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index, which immediately follows the signature page hereof and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 21, 2011

Radius Health, Inc.

By:	/s/ B. Nicholas Harvey
Name: B. Nicholas Harvey
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1*	Amendment No. 4 to Pharmaceutical Development Agreement, entered into as of December 15, 2011, by and between the Company and Beaufour Ipsen Industrie S.A.S.

*Confidential treatment has been requested with respect to portions of this exhibit.  Redacted portions of this exhibit have been filed separately with the Securities and Exchange Commission.